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                                                                 EXHIBIT 10.25.1


                               SECOND AMENDMENT TO
              GROUP PURCHASING ORGANIZATION PARTICIPATION AGREEMENT

         This Second Amendment to Group Purchasing Organization Participation Agreement ("Amendment") is entered into this 11th day of January, 2000, to be effective as of December 31, 1999 by and between QUORUM HEALTH GROUP, INC. ("Quorum"), a Delaware Corporation and PREMIER PURCHASING PARTNERS L.P., f/k/a APS Healthcare Purchasing Partners, L.P. (the "Partnership") a California Limited Partnership.

         WHEREAS, Quorum and the Partnership entered into a Group Purchasing Organization Participation Agreement (the "GPO Agreement") dated November 30, 1995, which was amended by a First Amendment to Group Purchasing Organization Participation Agreement (the "First Amendment") dated June 1, 1997 (the GPO Agreement and the First Amendment are collectively referred to herein as the Agreement); and

         WHEREAS, the parties have entered into discussions to extend and modify their relationship and desire to amend certain provisions of the Agreement as further set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereby amend the Agreement as follows:

         1. Group Purchasing Fees. Notwithstanding any other provision of the Agreement, the parties agree that for the fiscal year beginning July 1, 1999 and ending June 30, 2000, the Partnership shall pay to Quorum, as its total compensation for such period and regardless of purchasing volume, fifty percent (50%) of the Net Group Purchasing Fees (not including Administrative Fees which Quorum shall continue to receive directly from vendors (a/k/a system admin fees) or which Quorum may direct to Member Facilities as bonus discounts). Any transaction fees paid to Premier Health Exchange (or any authorized Premier e-Commerce provider) related to Quorum's purchases under any Premier program will be deducted from gross Group Purchasing Fees to determine Net Group Purchasing Fees.

         2. Overlap Fee, Guarantee, Materials Manager Fee. Notwithstanding any other provision of the Agreement, for the fiscal year beginning July 1, 1999 and ending June 30, 2000, (i) Quorum shall not be obligated to pay the Partnership the Annual Overlap Fee set forth in Section 7 of the First Amendment; (ii) The Partnership shall not be obligated to pay Quorum any guarantee of Administrative Fees described in Section 4.2 of the First Amendment; and (iii) the Partnership shall have no further obligation to reimburse Quorum for the services of Quorum's regional materials managers as described in Section 7.1 of the Agreement.

         Contingency. In the event the parties hereto have not executed definitive documents that extend and amend the relationship of the parties by May 1, 2000, this Amendment shall become null and void except that: (a) the provisions of Section 1 of this Amendment shall remain in effect for determining the compensation due to Quorum for the period beginning July 1, 1999 and ending December 31, 1999; (b) the date December 31, 2000 in Section 9.1 of the First Amendment shall be replaced with the date June 30, 2001; (c) that notwithstanding the early termination right in Section 9.2 of the First Amendment, the Agreement may not be terminated prior to June 30, 2001; (d) that the period December 31, 2000 to June 30, 2001 shall be designated as Contract Year 2001 provided that all calculations and payments shall be adjusted to reflect the fact that Contract Year


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2001 is a six month period; and (e) Quorum will continue to utilize Premier in a manner that is consistent with their utilization prior to this Amendment. In such event, the terms of the Agreement as they existed prior to this Amendment shall control the relationship of the parties.

         4. Effective Date. This Amendment shall have an effective date of December 31, 1999 and any provisions of the Agreement not amended herein shall remain in full force and effect. For all periods prior to July 1, 1999, the terms and conditions of the GPO Agreement and First Amendment shall control.

         5. Terms. All capitalized terms not defined in the Amendment shall have the same meaning as such terms in the Agreement.

         IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives.


PREMIER PURCHASING PARTNERS, L.P.



BY: PREMIER PLANS, INC.
    Its General Partner



    By:
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    Name:
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    Title:
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    By:
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    Name:
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    Title:
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QUORUM HEALTH GROUP, INC.



By:
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Name:
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Title:
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